Exhibit 99.2

Table 1:    PG&E Corporation Business Priorities 2008-2011

1.    Deliver on Earnings Per Share (EPS) goals

2.    Improve system reliability

3.    Identify and capture operating efficiencies

4.    Focus on customer service and satisfaction

5.    Ensure workforce readiness and alignment

Table 2:    Reconciliation of PG&E Corporation’s Earnings from Operations to Consolidated Net Income in Accordance with Generally Accepted Accounting Principles (GAAP)
Fourth Quarter and Year-to-Date, 2008 vs. 2007
(in millions, except per share amounts)

	Three months ended December 31,				Twelve months ended December 31,
	Earnings		Earnings per Common Share (Diluted)		Earnings		Earnings per Common Share (Diluted)

	2008	2007	2008	2007	2008	2007	2008	2007

PG&E Corporation Earnings from Operations (1)	$260	$203	$0.70	$0.56	$1,081	$1,006	$2.95	$2.78
Items Impacting Comparability (2)
Tax settlement	257	-	0.67	-	257	-	0.68	-
PG&E Corporation Earnings on a GAAP basis	$517	$203	$1.37	$0.56	$1,338	$1,006	$3.63	$2.78

1.	“Earnings from operations” is not calculated in accordance with GAAP and excludes items impacting comparability as described in Note (2) below.
2.
Items impacting comparability reconcile earnings from operations with consolidated net income as reported in accordance with GAAP.  For the three and twelve months ended December 31, 2008, PG&E Corporation recognized $257 million of net income resulting from a settlement of tax audits for tax years 2001 through 2004.  Of this amount, $154 million was related to PG&E Corporation’s former subsidiary, National Energy & Gas Transmission, Inc., and was recorded as income from discontinued operations.

Table 3:    Reconciliation of Pacific Gas and Electric Company’s Earnings from Operations to Consolidated Net Income in Accordance with GAAP
Fourth Quarter and Year-to-Date, 2008 vs. 2007
(in millions)

	Three months ended December 31,		Twelve months ended December 31,
	Earnings		Earnings
	2008	2007	2008	2007

Pacific Gas and Electric Company Earnings from Operations (1)	$265	$203	$1,125	$1,010
Items Impacting Comparability (2)
Tax settlement	60	-	60	-
Pacific Gas and Electric Company Earnings on a GAAP basis	$325	$203	$1,185	$1,010

1.	“Earnings from operations” is not calculated in accordance with GAAP and excludes items impacting comparability as described in Note (2) below.
2.
Items impacting comparability reconcile earnings from operations with consolidated net income as reported in accordance with GAAP.  For the three and twelve months ended December 31, 2008, Pacific Gas and Electric Company recognized net income of $60 million, a portion of the $257 million in net income recognized by PG&E Corporation resulting from a settlement of tax audits for tax years 2001 through 2004.

Table 4: PG&E Corporation Earnings per Common Share from Operations
Fourth Quarter and Year-to-Date, 2008 vs. 2007
($/Share, Diluted)

Q4 2007 EPS from Operations (1)	$0.56
Increase in rate base revenues	0.07
Energy efficiency incentive revenues	0.07
Recovery of storm and outage expenses	0.02
Miscellaneous items	0.02

Increase in shares outstanding	(0.02)
Operating and maintenance – gas system	(0.01)
Expenses for statewide and local initiatives	(0.01)
Q4 2008 EPS from Operations (1)	$0.70

2007 YTD EPS from Operations (1)	$2.78
Increase in rate base revenues	0.27
Energy efficiency incentive revenues	0.07
Recovery of storm and outage expenses	0.02
Billing OII (2)	0.02
Gas transmission revenues	0.01
Miscellaneous items	0.03

Storm and outage expenses	(0.08)
Operating and maintenance – gas system	(0.06)
Increase in shares outstanding	(0.05)
Expenses for statewide and local initiatives	(0.04)
Nuclear refueling outage (3)	(0.02)
2008 YTD EPS from Operations (1)	$2.95

1.	See Table 2 for a reconciliation of EPS from operations to EPS on a GAAP basis.

2.	Charge for customer refunds related to a delayed billing investigation that was incurred in 2007. There was no similar charge in 2008.

3.
There were no refueling outages during the three months ended December 31, 2008 and 2007.  During the twelve months ended December 31, 2008, the refueling outage to replace the steam generators lasted for 69 days compared to the same period in 2007 when the outage lasted only 30 days.

Table 5: PG&E Corporation Share Statistics
Year-to-Date 2008 vs. Year-to-Date 2007
(shares in millions, except per share amounts)

	Year-to-Date 2008	Year-to-Date 2007	% Change

Common Stock Data

Book Value per share – end of period (1)	$24.64	$22.91	7.55%

Weighted average common shares outstanding, basic	357	351	1.71%
Employee share-based compensation	1	2	(50.00)%
Weighted average common shares outstanding, diluted	358	353	1.42%
9.5% Convertible Subordinated Notes (participating securities)	19	19	-
Weighted average common shares outstanding and participating securities, diluted	377	372	1.34%

1.	Common shareholders’ equity per common share outstanding at period end (includes the effect of participating securities).
Source:
PG&E Corporation’s Consolidated Financial Statements and the Notes thereto included in PG&E Corporation and Pacific Gas and Electric Company's combined Annual Report on Form 10-K for the year ended December 31, 2008.

Table 6: Operational Performance Metrics
Year-to-Date Actual 2008 vs. Targets 2008

			2008
		Percentage Weight (1)	YTD Actual	YTD Target

1.	Earnings from Operations (in millions)	40%	$1,081	See note (2)

2.	Customer Satisfaction & Brand Health Index	20%	76.1	77.0

3.	Reliable Energy Delivery Index	20%	1.443	1.000

4.	Employee Engagement Premier Survey	10%	68.6%	66.0%

5.	Safety Performance	10%	3.241	3.483

1.	Represents weighting used in calculating performance under the PG&E Corporation Short-Term Incentive Plan for management employees.
2.	Internal target not publicly disclosed but is consistent with publicly disclosed guidance for 2008 EPS from operations of $2.90-$3.00.

DEFINITIONS OF 2008 OPERATIONAL PERFORMANCE METRICS FROM TABLE 6:

1.	Earnings from Operations:

Earnings from operations measures PG&E Corporation’s earnings power from ongoing core operations.  It allows investors to compare the underlying financial performance of the business from one period to another, exclusive of items that management believes do not reflect the normal course of operations (items impacting comparability).  The measurement is not in accordance with GAAP.  For a reconciliation of earnings from operations to consolidated net income in accordance with GAAP, see Tables 2 and 3.

The 2008 target for earnings from operations is based on the Utility’s 2008 authorized return on equity.  This target is not publicly reported but is consistent with PG&E Corporation’s publicly disclosed guidance range provided for 2008 EPS from operations of $2.90-$3.00.

2.	Customer Satisfaction & Brand Health Index:

The Customer Satisfaction & Brand Health Index is a combination of a Customer Satisfaction Score, which has a 75 percent weighting and a Brand Favorability Score, which has a 25 percent weighting in the composite.  The Customer Satisfaction Score is a measure of overall satisfaction with PG&E’s operational performance in delivering services such as reliability, pricing of services, and customer service experience.  The Brand Favorability Score is a measure of the overall favorability towards the PG&E brand, and measures the emotional connection that customers have with the brand and is based on assessing perceptions regarding PG&E’s images, such as trust, heritage, and social responsibility.  The Brand Favorability Score will measure residential, small business, and medium business customer perceptions, with weightings based on revenue:  60 percent for residential customers and 40 percent for business customers.

3.	Reliable Energy Delivery Index:

Reliable Energy Delivery Index is a composite of four categories outlined below.  Overall, these metrics provide a balanced view on the number and duration of electric systems unplanned interruptions, the integrity of the gas transmission and distribution system, and performance of the appropriate level of maintenance and focused investment on the system infrastructure.
        1.  System Average Interruption Frequency Index (SAIFI)
2.  Customer Average Interruption Duration Index (CAIDI)
3.  Execution of Electric-Based Work Units
4.  Gas Transmission and Distribution Integrity

4.	Employee Engagement Premier Survey:

The employee engagement premier survey is designed around 15 key drivers of employee engagement.  The average overall employee engagement score provides a comprehensive metric that is derived by averaging the percent favorable responses from all 40 core survey items (all fall into one of the 15 key drivers).

5.	Safety Performance:

The Occupational Safety & Health Administration (OSHA) Recordable Rate measures the number of OSHA Recordable injuries, illnesses, or exposures that (1) satisfy OSHA requirements for recordability, and (2) occur in the current year.  In general, an injury must result in medical treatment beyond first aid or result in work restrictions, death, or loss of consciousness to be OSHA Recordable.  The rate measures how frequently OSHA Recordable cases occur for every 200,000 hours worked, or for approximately every 100 employees.

Table 7: Pacific Gas and Electric Company Operating Statistics
Fourth Quarter and Year-to-Date, 2008 vs. 2007

	Three Months Ended December 31,		Twelve Months Ended December 31,

	2008	2007	2008	2007
Electric Sales (in millions kWh)
Residential	7,421	7,216	31,454	30,796
Commercial	8,360	8,389	34,053	33,986
Industrial	4,126	3,874	16,148	15,159
Agricultural	1,222	1,150	5,594	5,402
BART, public street and highway lighting	213	217	877	833
Other electric utilities	1	-	1	3
Sales from Energy Deliveries	21,343	20,846	88,127	86,179

Total Electric Customers at December 31			5,134,423	5,118,593

Bundled Gas Sales (in millions MCF)
Residential	46	48	199	197
Commercial	15	15	64	67
Total Bundled Gas Sales	61	63	263	264
Transportation Only	133	151	570	605
Total Gas Sales	194	214	833	869

Total Gas Customers at December 31			4,271,214	4,270,270

Sources of Electric Energy (in millions kWh)
Utility Generation
Nuclear	4,846	4,870	17,096	18,588
Hydro (net)	1,645	1,874	7,865	7,652
Fossil	125	135	518	483
Total Utility Generation	6,616	6,879	25,479	26,723
Purchased Power
Qualifying Facilities	3,579	3,962	15,758	16,579
Irrigation Districts	285	302	2,094	2,497
Other Purchased Power	500	204	2,562	2,390
Spot Market Purchases/Sales, net	6,751	3,752	27,254	14,691
Total Purchased Power (1)	11,115	8,220	47,668	36,157
Delivery from DWR	3,220	5,504	13,344	21,193

Delivery to Direct Access Customers	1,505	1,610	6,191	6,724

Other (includes energy loss)	(1,113)	(1,367)	(4,555)	(4,618)

Total Electric Energy Delivered	21,343	20,846	88,127	86,179

Diablo Canyon Performance
Overall capacity factor (including refuelings)	98%	99%	87%	95%
Refueling outage period	None	None	2/3/08-4/12/08	4/30/07-5/29/07
Refueling outage duration during the period (days)	None	None	68.9	29.8

1.
For the three months ended December 31, 2008 and 2007, Total Purchased Power is net of Spot Market Sales of 608 million kWh and 633 million kWh, respectively.  For the twelve months ended December 31, 2008 and 2007, Total Purchased Power is net of Spot Market Sales of 3,432 million kWh and 2,671 million kWh, respectively.

Table 8: PG&E Corporation EPS Guidance

2009 EPS Guidance	Low	High
EPS Guidance on an Earnings from Operations Basis	$3.15	$3.25

Estimated Items Impacting Comparability
Tax refunds (1)	0.13	0.16
Recovery of hydro divestiture costs (2)	0.07	0.07
Accelerated work on gas system (3)	(0.15)	(0.12)

Estimated EPS on a GAAP Basis	$3.20	$3.36

1.	Tentative agreement to resolve federal tax refund claims related to tax years 1998 and 1999.

2.	Anticipated recovery of costs incurred in connection with efforts to determine the market value of hydroelectric generation facilities.

3.	Forecasted costs to accelerate the performance of system-wide gas integrity surveys and remedial work.

Management's statements regarding 2009 guidance for earnings from operations per common share for PG&E Corporation, estimated rate base for 2009, and general sensitivities for 2009 earnings, constitute forward-looking statements that are based on current expectations and assumptions which management believes are reasonable, including that the Utility earns its authorized rate of return. These statements and assumptions are necessarily subject to various risks and uncertainties. Actual results may differ materially. Factors that could cause actual results to differ materially include:

•	the Utility’s ability to manage capital expenditures and its operating and maintenance expenses within authorized levels;

•	the outcome of pending and future regulatory proceedings and whether the Utility is able to timely recover its costs through rates;

•
 the adequacy and price of electricity and natural gas supplies, and the ability of the Utility to manage and respond to the volatility of the electricity and natural gas markets, including the ability of the Utility and its counterparties to post or return collateral;

•
the effect of weather, storms, earthquakes, fires, floods, disease, other natural disasters, explosions, accidents, mechanical breakdowns, acts of terrorism, and other events or hazards on the Utility’s facilities and operations, its customers, and third parties on which the Utility relies;

•	the potential impacts of climate change on the Utility’s electricity and natural gas businesses;

•
changes in customer demand for electricity and natural gas resulting from unanticipated population growth or decline, general economic and financial market conditions, changes in technology, including the development of alternative energy sources, or other reasons;

•	operating performance of Diablo Canyon, the availability of nuclear fuel, the occurrence of unplanned outages at Diablo Canyon, or the temporary or permanent cessation of operations at Diablo Canyon;

•	whether the Utility can maintain the cost savings it has recognized from operating efficiencies it has achieved and identify and successfully implement additional sustainable cost-saving measures;

•	whether the Utility incurs substantial expense to improve the safety and reliability of its electric and natural gas systems;

Table 8 (continued): PG&E Corporation Earnings per Common Share Guidance

•	whether the Utility achieves the CPUC’s energy efficiency targets and recognizes any incentives the Utility may earn in a timely manner;

•	the impact of changes in federal or state laws, or their interpretation, on energy policy and the regulation of utilities and their holding companies;

•	the impact of changing wholesale electric or gas market rules, including new rules of the California Independent System Operator (“CAISO”) to restructure the California wholesale electricity market;

•	how the CPUC administers the conditions imposed on PG&E Corporation when it became the Utility’s holding company;

•	the extent to which PG&E Corporation or the Utility incurs costs and liabilities in connection with litigation that are not recoverable through rates, from insurance, or from other third parties;

•
the ability of PG&E Corporation, the Utility, and counterparties, to access capital markets and other sources of credit in a timely manner on acceptable terms, especially given the recent deteriorating conditions in the economy and financial markets;

•	the impact of environmental laws and regulations and the costs of compliance and remediation;

•	the effect of municipalization, direct access, community choice aggregation, or other forms of bypass;

•	the impact of changes in federal or state tax laws, policies, or regulations; and

•	other factors and risks discussed in PG&E Corporation and Pacific Gas and Electric Company’s 2008 Annual Report on Form 10-K and other reports filed with the Securities and Exchange Commission.

Table 9: Rate Base - Pacific Gas and Electric Company

	2008	2009
	Recorded	Estimated
Total Weighted Average Rate Base (in billions)	$18.2	$20.1

The estimate of rate base for 2009 and the forecast of capital expenditures that the estimate is based on are forward-looking statements that are subject to various risks and uncertainties, including whether the amount and timing of actual expenditures are consistent with the forecasted amount and timing. Actual results may differ materially. For a discussion of the factors that may affect future results, see the factors listed in Table 8 and the discussion of risk factors in PG&E Corporation and Pacific Gas and Electric Company's Annual Report on Form 10-K for the year ended December 31, 2008.

Table 10: General Earnings Sensitivities
PG&E Corporation and Pacific Gas and Electric Company

Variable	Description of Change	Estimated 2009 Earnings Impact

Rate base	+/- $100 million change in rate base (1)	+/- $6 million

Return on equity (ROE)	+/- 0.1% change in earned ROE	+/- $10 million

Share count	+/- 1% change in average shares outstanding	-/+ $0.03 per share

Revenues	+/- $7 million change in revenues (pre-tax), including Electric Transmission and California Gas Transmission	+/- $0.01 per share

1.	Assumes earning an 11.45% combined CPUC- and FERC-authorized weighted average return on 52% equity portion of capital structure.

These general earnings sensitivities that may affect 2009 earnings are forward-looking statements that are based on various assumptions that may prove to be inaccurate.  Actual results may differ materially.  For a discussion of the factors that may affect future results, see Table 8.

Table 11: Cash Flow Sources and Uses
Year-to-Date 2008
PG&E Corporation Consolidated
(in millions)

Cash and Cash Equivalents, December 31, 2007	$345

Sources of Cash
Cash from operations	$2,749
Net proceeds from sale of assets	26
Decrease in restricted cash	36
Net proceeds from issuance of long-term debt	2,185
Borrowings under credit facilities	533
Borrowings of commercial paper, net	6
Common stock issued	225
$5,760

Uses of Cash
Capital expenditures	$(3,628)
Investments in and proceeds from nuclear decommissioning trust, net	(49)
Repayments under credit facilities	(783)
Long-term debt repurchased	(454)
Energy recovery bonds matured	(354)
Common stock dividends paid	(546)
Other	(72)
$(5,886)

Cash and Cash Equivalents, December 31, 2008	$219

Source:  PG&E Corporation’s Consolidated Statement of Cash Flows included in PG&E Corporation and Pacific Gas and Electric Company’s combined Annual Report on Form 10-K for the year ended December 31, 2008.

Table 12: PG&E Corporation and Pacific Gas and Electric Company’s Consolidated Cash Position
Year-to-Date 2008 vs. Year-to-Date 2007
(in millions)

	2008	2007	Change

Cash Flow from Operating Activities (YTD December 31)
PG&E Corporation	$(17)	$5	$(22)
Pacific Gas and Electric Company	2,766	2,541	225
	$2,749	$2,546	$203

Consolidated Cash Balance (at December 31)
PG&E Corporation	$167	$204	$(37)
Pacific Gas and Electric Company	52	141	(89)
	$219	$345	$(126)

Consolidated Restricted Cash Balance (at December 31)
PG&E Corporation	$-	$-	$-
Pacific Gas and Electric Company(1)	1,309	1,315	(6)
	$1,309	$1,315	$(6)

1.	Includes $19 million and $18 million of restricted cash classified as Other Noncurrent Assets – Other in 2008 and 2007, respectively.
Source:

PG&E Corporation and Pacific Gas and Electric Company’s Consolidated Financial Statements and Notes thereto included in PG&E Corporation and Pacific Gas and Electric Company’s combined Annual Report on Form 10-K for the year ended December 31, 2008.

Table 13: PG&E Corporation and Pacific Gas and Electric Company’s Long-Term Debt
Year-End 2008 vs. Year-End 2007
(in millions)

	Balance at December 31,
	2008	2007
PG&E Corporation
Convertible subordinated notes, 9.50%, due 2010	$280	$280
Utility
Senior notes:
3.60% due 2009	600	600
4.20% due 2011	500	500
6.25% due 2013	400	-
4.80% due 2014	1,000	1,000
5.625% due 2017	700	500
8.25% due 2018	800	-
6.05% due 2034	3,000	3,000
5.80% due 2037	700	700
6.35% due 2038	400	-
Less: current portion	(600)	-
Unamortized discount, net of premium	(22)	(22)
Total senior notes	7,478	6,278
Pollution control bonds:
Series 1996 C, E, F, 1997 B, variable rates(1), due 2026(2)	614	614
Series 1996 A, 5.35%, due 2016	200	200
Series 2004 A-D, 4.75%, due 2023	345	345
Series 2005 A-G, variable rates, due 2016 and 2026(3)	-	454
Series 2008 A-D, variable rates(4), due 2016 and 2026(5)	309	-
Series 2008 F and G, 3.75%(6), due 2018 and 2026	95	-
Total pollution control bonds	1,563	1,613
Total Utility long-term debt, net of current portion	9,041	7,891
Total consolidated long-term debt, net of current portion	$9,321	$8,171

(1) At December 31, 2008, interest rates on these bonds and the related loans ranged from 0.75% to 1.20%.
(2) Each series of these bonds is supported by a separate letter of credit which expires on February 24, 2012. Although the stated maturity date is 2026, each series will remain outstanding only if the Utility extends or replaces the letter of credit related to the series or otherwise obtains a consent from the issuer to the continuation of the series without a credit facility.

(3) During 2008, the credit rating of the insurer of these bonds was downgraded or put on review for possible downgrade by several credit agencies, resulting in increased interest rates. To reduce interest expense, the Utility repurchased $300 million of the 2005 bonds in March 2008 and the remaining $154 million in April 2008. In September and October 2008, all of these series, except for the Series 2005 E bonds, were refunded through the issuance of the Series 2008 A-D and F and G bonds. See footnotes 4 and 5.

(4) At December 31, 2008, interest rates on these bonds and the related loans ranged from 0.57% to 0.85%.
(5) Each series of these bonds is supported by a separate direct-pay letter of credit which expires on October 29, 2011. The Utility may choose to provide a substitute letter of credit for any series of these bonds, subject to a rating requirement.

(6) These bonds bear interest at 3.75% per year through September 19, 2010, are subject to mandatory tender on September 10, 2010, and may be remarketed in a fixed or variable rate mode.

Source:  PG&E Corporation and Pacific Gas and Electric Company’s Consolidated Financial Statements and Notes thereto included in PG&E Corporation and Pacific Gas and Electric Company's combined Annual Report on Form 10-K for the year ended December 31, 2008.

Table 14: PG&E Corporation and Pacific Gas and Electric Company Repayment Schedule and Interest Rates - Long-Term Debt and Energy Recovery Bonds as of December 31, 2008
(in millions, except interest rates)

	2009	2010	2011	2012		2013	Thereafter	Total
Long-term debt:
PG&E Corporation
Average fixed interest rate	-	9.50%	-	-		-	-	9.50%
Fixed rate obligations	-	$280	-	-		-	-	$280
Utility
Average fixed interest rate	3.60%	3.75%	4.20%	-		6.25%	5.99%	5.71%
Fixed rate obligations	$600	$95	$500	-		$400	$7,145	$8,740
Variable interest rate as of December 31, 2008	-	-	0.75%	0.92%		-	-	0.87%
Variable rate obligations	-	-	$309 (1)	$614	(2)	-	-	$923
Total consolidated long-term debt	$600	$375	$809	$614		$400	$7,145	$9,943

(1) These bonds, due in 2016-2026, are backed by a direct-pay letter of credit which expires on October 29, 2011. The bonds will be subject to a mandatory redemption unless the letter of credit is extended or replaced or the issuer consents to the continuation of these series without a credit facility. Accordingly, the bonds have been classified for repayment purposes in 2011.

(2) The $614 million pollution control bonds, due in 2026, are backed by letters of credit which expire on February 24, 2012. The bonds will be subject to a mandatory redemption unless the letters of credit are extended or replaced. Accordingly, the bonds have been classified for repayment purposes in 2012.

ENERGY RECOVERY BONDS (3):	2009	2010	2011	2012	Total
Utility
Average fixed interest rate	4.36%	4.49%	4.59%	4.66%	4.53%
Energy recovery bonds	$370	$386	$404	$423	$1,583

(3) These bonds were issued by PG&E Energy Recovery Funding LLC (“PERF”), a wholly owned consolidated subsidiary of Pacific Gas and Electric Company. The proceeds were used by PERF to purchase from Pacific Gas and Electric Company the right, known as "recovery property," to be paid a specified amount from a dedicated rate component.  While PERF is a wholly owned subsidiary of Pacific Gas and Electric Company, it is legally separate from Pacific Gas and Electric Company. The assets, including recovery property, of PERF are not available to creditors of PG&E Corporation or Pacific Gas and Electric Company, and recovery property is not legally an asset of PG&E Corporation or Pacific Gas and Electric Company.

Source:  PG&E Corporation and Pacific Gas and Electric Company’s Consolidated Financial Statements and Notes thereto included in PG&E Corporation and Pacific Gas and Electric Company's combined Annual Report on Form 10-K for the year ended December 31, 2008.

Table 15: Pacific Gas and Electric Company
Docket Numbers of Selected Regulatory Cases

Name	Brief Description	Docket Number

Request for New Generation Offers and Potential New Utility-Owned Generation
Pacific Gas and Electric Company has developed a shortlist of participants who responded to the Utility’s request for offers (“RFO”) solicitation for 800 to 1,200 megawatts of dispatchable and operationally flexible new generation resources to be on-line no later than May 2015.  The Utility anticipates executing contracts and requesting CPUC approval of the executed contracts in the first half of 2009.

R.06-02-013

Energy Efficiency Order Instituting Rulemaking (OIR) Post-2005	CPUC proceeding to establish incentive ratemaking mechanisms applicable to the California investor-owned utilities’ implementation of their 2006-2008 and 2009-2011 energy efficiency program cycles.	R.09-01-019 D.07-09-043 D.08-01-042 D.08-12-059 R.06-04-010 D.07-10-032

Cost of Capital 2008
CPUC proceeding to establish capital structure and cost of capital for the California investor-owned electric utilities.  The CPUC issued a final decision on December 20, 2007, maintaining Pacific Gas and Electric Company’s authorized ROE at 11.35% and its common equity ratio at 52%.

A.07-05-008 D.07-12-049

Three-Year Cost of Capital Mechanism
On May 29, 2008, the CPUC adopted a uniform three-year cost of capital mechanism to replace the annual cost of capital proceeding.  The Utility’s capital structure, including an equity component of 52%, and its cost of capital, including an 11.35% ROE, is set until 2011 and will only be changed before 2011 if the annual automatic adjustment mechanism established by the CPUC is triggered.

D.08-05-035

Transmission Owner 10 Rate Case
On October 22, 2008, the FERC approved an all-party settlement in the Utility’s TO rate case that sets an annual wholesale base transmission revenue requirement of $706 million and a retail base transmission revenue requirement of $718 million, effective March 1, 2008.

ER07-1213-000

SmartMeterTM Program Upgrade Application	Pacific Gas and Electric Company has requested CPUC approval to upgrade elements of the SmartMeterTM program and to recover additional capital expenditures related to the proposed upgrade.	A.07-12-009

Catastrophic Event Memorandum Account Application
The CPUC approved a settlement on November 21, 2008 that permits the Utility to collect approximately $15 million through 2010 to recover costs to restore service and repair facilities following the January 2008 winter storm.

A.08-03-017 D.08-11-045

Table 15 (continued): Pacific Gas and Electric Company
Docket Numbers of Selected Regulatory Cases

Application to Recover Hydroelectric Generation Facility Divestiture Costs	Pacific Gas and Electric Company has requested CPUC authorization to recover approximately $47 million of hydroelectric generation facility divestiture costs.	A.08-04-022

Proposed Electric Distribution Reliability Program (Cornerstone Improvement Program)
Pacific Gas and Electric Company has requested CPUC authorization to recover $2.3 billion in costs associated with electric distribution reliability capital expenditures and operating and maintenance expense incremental to amounts recovered in the 2007 General Rate Case.

A.08-05-023

SmartGrid OIR	Order Instituting Rulemaking to consider Smart Grid technologies pursuant to federal legislation and the CPUC’s motion to actively guide policy in California's development of a Smart Grid system.	R.08-12-009

Discussion of these regulatory cases is included in PG&E Corporation and Pacific Gas and Electric Company's combined Annual Report on Form 10-K for the year ended December 31, 2008.

Table 16: PG&E Corporation
Consolidated Statements of Income (Unaudited)
(in millions, except per share amounts)

	Year ended December 31,
	2008	2007	2006
Operating Revenues
Electric	$10,738	$9,480	$8,752
Natural gas	3,890	3,757	3,787
Total operating revenues	14,628	13,237	12,539
Operating Expenses
Cost of electricity	4,425	3,437	2,922
Cost of natural gas	2,090	2,035	2,097
Operating and maintenance	4,201	3,881	3,703
Depreciation, amortization, and decommissioning	1,651	1,770	1,709
Total operating expenses	12,367	11,123	10,431
Operating Income	2,261	2,114	2,108
Interest income	94	164	188
Interest expense	(728)	(762)	(738)
Other income (expense), net	(18)	29	(13)
Income Before Income Taxes	1,609	1,545	1,545
Income tax provision	425	539	554
Income From Continuing Operations	1,184	1,006	991
Discontinued Operations
NEGT income tax benefit	154	-	-
Net Income	$1,338	$1,006	$991

Weighted Average Common Shares Outstanding, Basic	357	351	346
Weighted Average Common Shares Outstanding, Diluted	358	353	349
Earnings Per Common Share from Continuing Operations, Basic	$3.23	$2.79	$2.78
Net Earnings Per Common Share, Basic	$3.64	$2.79	$2.78
Earnings Per Common Share from Continuing Operations, Diluted	$3.22	$2.78	$2.76
Net Earnings Per Common Share, Diluted	$3.63	$2.78	$2.76
Dividends Declared Per Common Share	$1.56	$1.44	$1.32

Source:  PG&E Corporation and Pacific Gas and Electric Company’s Consolidated Financial Statements and Notes thereto included in PG&E Corporation and Pacific Gas and Electric Company's combined Annual Report on Form 10-K for the year ended December 31, 2008.

Table 17: PG&E Corporation
Consolidated Balance Sheets (Unaudited)
(in millions)

	Balance at December 31,
	2008	2007
ASSETS
Current Assets
Cash and cash equivalents	$219	$345
Restricted cash	1,290	1,297
Accounts receivable:
Customers (net of allowance for doubtful accounts of $76 million in 2008 and $58 million in 2007)	1,751	1,599
Accrued unbilled revenue	685	750
Regulatory balancing accounts	1,197	771
Inventories:
Gas stored underground and fuel oil	232	205
Materials and supplies	191	166
Income taxes receivable	120	61
Prepaid expenses and other	718	255
Total current assets	6,403	5,449
Property, Plant, and Equipment
Electric	27,638	25,599
Gas	10,155	9,620
Construction work in progress	2,023	1,348
Other	17	17
Total property, plant, and equipment	39,833	36,584
Accumulated depreciation	(13,572)	(12,928)
Net property, plant, and equipment	26,261	23,656
Other Noncurrent Assets
Regulatory assets	5,996	4,459
Nuclear decommissioning funds	1,718	1,979
Other	482	1,089
Total other noncurrent assets	8,196	7,527
TOTAL ASSETS	$40,860	$36,632

Source:  PG&E Corporation and Pacific Gas and Electric Company’s Consolidated Financial Statements and Notes thereto included in PG&E Corporation and Pacific Gas and Electric Company's combined Annual Report on Form 10-K for the year ended December 31, 2008.

Table 17 (continued): PG&E Corporation
Consolidated Balance Sheets (Unaudited)
(in millions, except share amounts)

	Balance at December 31,
	2008	2007
LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Short-term borrowings	$287	$519
Long-term debt, classified as current	600	-
Energy recovery bonds, classified as current	370	354
Accounts payable:
Trade creditors	1,096	1,067
Disputed claims and customer refunds	1,580	1,629
Regulatory balancing accounts	730	673
Other	343	394
Interest payable	802	697
Deferred income taxes	251	-
Other	1,567	1,374
Total current liabilities	7,626	6,707
Noncurrent Liabilities
Long-term debt	9,321	8,171
Energy recovery bonds	1,213	1,582
Regulatory liabilities	3,657	4,448
Pension and other postretirement benefits	2,088	-
Asset retirement obligations	1,684	1,579
Income taxes payable	35	234
Deferred income taxes	3,397	3,053
Deferred tax credits	94	99
Other	2,116	1,954
Total noncurrent liabilities	23,605	21,120
Commitments and Contingencies
Preferred Stock of Subsidiaries	252	252
Preferred Stock
Preferred stock, no par value, authorized 80,000,000 shares, $100 par value, authorized 5,000,000 shares, none issued	-	-
Common Shareholders' Equity
Common stock, no par value, authorized 800,000,000 shares, issued 361,059,116 common and 1,287,569 restricted shares in 2008 and issued 378,385,151 common and 1,261,125 restricted shares in 2007	5,984	6,110
Common stock held by subsidiary, at cost, 24,665,500 shares in 2007	-	(718)
Reinvested earnings	3,614	3,151
Accumulated other comprehensive income (loss)	(221)	10
Total common shareholders' equity	9,377	8,553
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$40,860	$36,632

Source:  PG&E Corporation and Pacific Gas and Electric Company’s Consolidated Financial Statements and Notes thereto included in PG&E Corporation and Pacific Gas and Electric Company's combined Annual Report on Form 10-K for the year ended December 31, 2008.

Table 18: PG&E Corporation
Consolidated Statements of Cash Flows (Unaudited)
(in millions)

	Year ended December 31,
	2008	2007	2006
Cash Flows From Operating Activities
Net income	$1,338	$1,006	$991
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization, and decommissioning	1,863	1,959	1,803
Allowance for equity funds used during construction	(70)	(64)	(47)
Gain on sale of assets	(1)	(1)	(11)
Deferred income taxes and tax credits, net	590	55	(285)
Other changes in noncurrent assets and liabilities	(126)	192	151
Effect of changes in operating assets and liabilities:
Accounts receivable	(87)	(6)	130
Inventories	(59)	(41)	32
Accounts payable	(140)	(178)	17
Income taxes receivable/payable	(59)	56	124
Regulatory balancing accounts, net	(394)	(567)	329
Other current assets	(221)	172	(273)
Other current liabilities	120	8	(233)
Other	(5)	(45)	(14)
Net cash provided by operating activities	2,749	2,546	2,714
Cash Flows From Investing Activities
Capital expenditures	(3,628)	(2,769)	(2,402)
Net proceeds from sale of assets	26	21	17
Decrease in restricted cash	36	185	115
Proceeds from nuclear decommissioning trust sales	1,635	830	1,087
Purchases of nuclear decommissioning trust investments	(1,684)	(933)	(1,244)
Other	(37)	-	-
Net cash used in investing activities	(3,652)	(2,666)	(2,427)
Cash Flows From Financing Activities
Borrowings under accounts receivable facility and revolving credit facility	533	850	350
Repayments under accounts receivable facility and revolving credit facility	(783)	(900)	(310)
Net issuance (repayments) of commercial paper, net of discount of $11 million in 2008, $1 million in 2007 and $2 million in 2006	6	(209)	458
Proceeds from issuance of long-term debt, net of discount, premium and issuance costs of $19 million in 2008 and $16 million in 2007	2,185	1,184	-
Long-term debt repurchased	(454)	-	-
Rate reduction bonds matured	-	(290)	(290)
Energy recovery bonds matured	(354)	(340)	(316)
Common stock issued	225	175	131
Common stock repurchased	-	-	(114)
Common stock dividends paid	(546)	(496)	(456)
Other	(35)	35	3
Net cash provided by (used in) financing activities	777	9	(544)
Net change in cash and cash equivalents	(126)	(111)	(257)
Cash and cash equivalents at January 1	345	456	713
Cash and cash equivalents at December 31	$219	$345	$456
Supplemental disclosures of cash flow information
Cash paid (received) for:
Interest (net of amounts capitalized)	$523	$514	$503
Income taxes, net	(112)	537	736
Supplemental disclosures of noncash investing and financing activities
Common stock dividends declared but not yet paid	$143	$129	$117
Capital expenditures financed through accounts payable	348	279	215
Stock issued in lieu of dividend	20	5	-
Assumption of capital lease obligation	-	-	408
Transfer of Gateway Generating Station asset	-	-	69

Source:  PG&E Corporation and Pacific Gas and Electric Company’s Consolidated Financial Statements and Notes thereto included in PG&E Corporation and Pacific Gas and Electric Company's combined Annual Report on Form 10-K for the year ended December 31, 2008.

Table 19: PG&E Corporation
Consolidated Statements of Shareholders’ Equity (Unaudited)
 (in millions, except share amounts)

	Common Stock Shares	Common Stock Amount	Common Stock Held by Subsidiary	Unearned Compensation	Reinvested Earnings	Accumulated Other Comprehensive Income (Loss)	Total Common Share-holders' Equity	Comprehensive Income
Balance at December 31, 2005	368,268,502	$5,827	$(718)	$(22)	$2,139	$(8)	$7,218
Net income	-	-	-	-	991	-	991	$991
Comprehensive income								$991

Common stock issued	5,399,707	110	-	-	-	-	110
Accelerated share repurchase settlement of stock repurchased in 2005	-	(114)	-	-	-	-	(114)
Common stock warrants exercised	51,890	-	-	-	-	-	-
Common restricted stock, unearned compensation reversed in accordance with SFAS No. 123R	-	(22)	-	22	-	-	-
Common restricted stock issued	566,255	21	-	-	-	-	21
Common restricted stock cancelled	(105,295)	(1)	-	-	-	-	(1)
Common restricted stock amortization	-	20	-	-	-	-	20
Common stock dividends declared and paid	-	-	-	-	(342)	-	(342)
Common stock dividends declared but not yet paid	-	-	-	-	(117)	-	(117)
Tax benefit from employee stock plans	-	35	-	-	-	-	35
Adoption of SFAS No. 158 (net of income tax benefit of $8 million)	-	-	-	-	-	(11)	(11)
Other	-	1	-	-	-	-	1
Balance at December 31, 2006	374,181,059	5,877	(718)	-	2,671	(19)	7,811
Net income	-	-	-	-	1,006	-	1,006	$1,006
Employee benefit plan adjustment in accordance with SFAS No. 158 (net of income tax expense of $17 million)	-	-	-	-	-	29	29	29
Comprehensive income								$1,035

Common stock issued, net	5,465,217	175	-	-	-	-	175
Stock-based compensation amortization	-	31	-	-	-	-	31
Common stock dividends declared and paid	-	-	-	-	(379)	-	(379)
Common stock dividends declared but not yet paid	-	-	-	-	(129)	-	(129)
Tax benefit from employee stock plans	-	27	-	-	-	-	27
Adoption of FIN 48	-	-	-	-	(18)	-	(18)
Balance at December 31, 2007	379,646,276	6,110	(718)	-	3,151	10	8,553
Net income	-	-	-	-	1,338	-	1,338	$1,338
Employee benefit plan adjustment in accordance with SFAS No. 158 (net of income tax benefit of $156 million)						(231)	(231)	(231)
Comprehensive income	-	-	-	-	-	-	-	$1,107
Common stock issued, net	7,365,909	247	-	-	-	-	247
Common stock cancelled	(24,665,500)	(403)	718	-	(315)	-	-
Stock-based compensation amortization	-	24	-	-	-	-	24
Common stock dividends declared and paid	-	-	-	-	(417)	-	(417)
Common stock dividends declared but not yet paid	-	-	-	-	(143)	-	(143)
Tax benefit from employee stock plans	-	6	-	-	-	-	6
Balance at December 31, 2008	362,346,685	$5,984	$-	$-	$3,614	$(221)	$9,377

Source:  PG&E Corporation and Pacific Gas and Electric Company’s Consolidated Financial Statements and Notes thereto included in PG&E Corporation and Pacific Gas and Electric Company's combined Annual Report on Form 10-K for the year ended December 31, 2008.

Table 20: Pacific Gas and Electric Company
Consolidated Statements of Income (Unaudited)
(in millions)

	Year ended December 31,
	2008	2007	2006
Operating Revenues
Electric	$10,738	$9,481	$8,752
Natural gas	3,890	3,757	3,787
Total operating revenues	14,628	13,238	12,539
Operating Expenses
Cost of electricity	4,425	3,437	2,922
Cost of natural gas	2,090	2,035	2,097
Operating and maintenance	4,197	3,872	3,697
Depreciation, amortization and decommissioning	1,650	1,769	1,708
Total operating expenses	12,362	11,113	10,424
Operating Income	2,266	2,125	2,115
Interest income	91	150	175
Interest expense	(698)	(732)	(710)
Other income, net	28	52	7
Income Before Income Taxes	1,687	1,595	1,587
Income tax provision	488	571	602
Net Income	1,199	1,024	985
Preferred stock dividend requirement	14	14	14
Income Available for Common Stock	$1,185	$1,010	$971

Source:  PG&E Corporation and Pacific Gas and Electric Company’s Consolidated Financial Statements and Notes thereto included in PG&E Corporation and Pacific Gas and Electric Company's combined Annual Report on Form 10-K for the year ended December 31, 2008.

Table 21: Pacific Gas and Electric Company
Consolidated Balance Sheets (Unaudited)
(in millions)

	Balance at December 31,
	2008	2007
ASSETS
Current Assets
Cash and cash equivalents	$52	$141
Restricted cash	1,290	1,297
Accounts receivable:
Customers (net of allowance for doubtful accounts of $76 million in 2008 and $58 million in 2007)	1,751	1,599
Accrued unbilled revenue	685	750
Related parties	2	6
Regulatory balancing accounts	1,197	771
Inventories:
Gas stored underground and fuel oil	232	205
Materials and supplies	191	166
Income taxes receivable	25	15
Prepaid expenses and other	705	252
Total current assets	6,130	5,202
Property, Plant, and Equipment
Electric	27,638	25,599
Gas	10,155	9,620
Construction work in progress	2,023	1,348
Total property, plant, and equipment	39,816	36,567
Accumulated depreciation	(13,557)	(12,913)
Net property, plant, and equipment	26,259	23,654
Other Noncurrent Assets
Regulatory assets	5,996	4,459
Nuclear decommissioning funds	1,718	1,979
Related parties receivable	27	23
Other	407	993
Total other noncurrent assets	8,148	7,454
TOTAL ASSETS	$40,537	$36,310

Source:  PG&E Corporation and Pacific Gas and Electric Company’s Consolidated Financial Statements and Notes thereto included in PG&E Corporation and Pacific Gas and Electric Company's combined Annual Report on Form 10-K for the year ended December 31, 2008.

Table 21 (continued): Pacific Gas and Electric Company
Consolidated Balance Sheets (Unaudited)
(in millions, except share amounts)

	Balance at December 31,
	2008	2007
LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Short-term borrowings	$287	$519
Long-term debt, classified as current	600	-
Energy recovery bonds, classified as current	370	354
Accounts payable:
Trade creditors	1,096	1,067
Disputed claims and customer refunds	1,580	1,629
Related parties	25	28
Regulatory balancing accounts	730	673
Other	325	370
Interest payable	802	697
Income tax payable	53	-
Deferred income taxes	257	4
Other	1,371	1,200
Total current liabilities	7,496	6,541
Noncurrent Liabilities
Long-term debt	9,041	7,891
Energy recovery bonds	1,213	1,582
Regulatory liabilities	3,657	4,448
Pension and postretirement benefits	2,040	-
Asset retirement obligations	1,684	1,579
Income taxes payable	12	103
Deferred income taxes	3,449	3,104
Deferred tax credits	94	99
Other	2,064	1,838
Total noncurrent liabilities	23,254	20,644
Commitments and Contingencies
Shareholders' Equity
Preferred stock without mandatory redemption provisions:
Nonredeemable, 5.00% to 6.00%, outstanding 5,784,825 shares	145	145
Redeemable, 4.36% to 5.00%, outstanding 4,534,958 shares	113	113
Common stock, $5 par value, authorized 800,000,000 shares, issued 264,374,809 shares in 2008 and issued 282,916,485 shares in 2007	1,322	1,415
Common stock held by subsidiary, at cost, 19,481,213 shares in 2007	-	(475)
Additional paid-in capital	2,331	2,220
Reinvested earnings	6,092	5,694
Accumulated other comprehensive income (loss)	(216)	13
Total shareholders' equity	9,787	9,125
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$40,537	$36,310

Source:  PG&E Corporation and Pacific Gas and Electric Company’s Consolidated Financial Statements and Notes thereto included in PG&E Corporation and Pacific Gas and Electric Company's combined Annual Report on Form 10-K for the year ended December 31, 2008.

Table 22: Pacific Gas and Electric Company
Consolidated Statements of Cash Flows (Unaudited)
(in millions)

	Year ended December 31,
	2008	2007	2006
Cash Flows From Operating Activities
Net income	$1,199	$1,024	$985
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization, and decommissioning	1,838	1,956	1,802
Allowance for equity funds used during construction	(70)	(64)	(47)
Gain on sale of assets	(1)	(1)	(11)
Deferred income taxes and tax credits, net	593	43	(287)
Other changes in noncurrent assets and liabilities	(25)	188	116
Effect of changes in operating assets and liabilities:
Accounts receivable	(83)	(6)	128
Inventories	(59)	(41)	34
Accounts payable	(137)	(196)	21
Income taxes receivable/payable	43	56	28
Regulatory balancing accounts, net	(394)	(567)	329
Other current assets	(223)	170	(273)
Other current liabilities	90	24	(235)
Other	(5)	(45)	(13)
Net cash provided by operating activities	2,766	2,541	2,577
Cash Flows From Investing Activities
Capital expenditures	(3,628)	(2,768)	(2,402)
Net proceeds from sale of assets	26	21	17
Decrease in restricted cash	36	185	115
Proceeds from nuclear decommissioning trust sales	1,635	830	1,087
Purchases of nuclear decommissioning trust investments	(1,684)	(933)	(1,244)
Other	(25)	-	1
Net cash used in investing activities	(3,640)	(2,665)	(2,426)
Cash Flows From Financing Activities
Borrowings under accounts receivable facility and revolving credit facility	533	850	350
Repayments under accounts receivable facility and revolving credit facility	(783)	(900)	(310)
Net issuance (repayments) of commercial paper, net of discount of $11 million in 2008, $1 million in 2007 and $2 million in 2006	6	(209)	458
Proceeds from issuance of long-term debt, net of discount, premium and issuance costs of $19 million in 2008 and $16 million in 2007	2,185	1,184	-
Long-term debt repurchased	(454)	-	-
Rate reduction bonds matured	-	(290)	(290)
Energy recovery bonds matured	(354)	(340)	(316)
Preferred stock dividends paid	(14)	(14)	(14)
Common stock dividends paid	(568)	(509)	(460)
Equity contribution	270	400	-
Other	(36)	23	38
Net cash provided by (used in) financing activities	785	195	(544)
Net change in cash and cash equivalents	(89)	71	(393)
Cash and cash equivalents at January 1	141	70	463
Cash and cash equivalents at December 31	$52	$141	$70
Supplemental disclosures of cash flow information
Cash paid (received) for:
Interest (net of amounts capitalized)	$496	$474	$476
Income taxes, net	(95)	594	897
Supplemental disclosures of noncash investing and financing activities
Capital expenditures financed through accounts payable	$348	$279	$215
Assumption of capital lease obligation	-	-	408
Transfer of Gateway Generating Station asset	-	-	69

Source:  PG&E Corporation and Pacific Gas and Electric Company’s Consolidated Financial Statements and Notes thereto included in PG&E Corporation and Pacific Gas and Electric Company's combined Annual Report on Form 10-K for the year ended December 31, 2008.

Table 23: Pacific Gas and Electric Company
Consolidated Statements of Shareholders’ Equity (Unaudited)
 (in millions)

	Preferred Stock Without Mandatory Redemption Provisions	Common Stock	Additional Paid-in Capital	Common Stock Held by Subsidiary	Reinvested Earnings	Accumulated Other Comprehensive Income (Loss)	Total Share- holders' Equity	Comprehensive Income
Balance at December 31, 2005	$258	$1,398	$1,776	$(475)	$4,702	$(9)	$7,650
Net income	-	-	-	-	985	-	985	$985
Minimum pension liability adjustment (net of income tax expense of $2 million)	-	-	-	-	-	3	3	3
Comprehensive income								$988

Tax benefit from employee stock plans	-	-	46	-	-	-	46
Common stock dividend	-	-	-	-	(460)	-	(460)
Preferred stock dividend	-	-	-	-	(14)	-	(14)
Adoption of SFAS No. 158 (net of income tax benefit of $7 million)	-	-	-	-	-	(10)	(10)
Balance at December 31, 2006	258	1,398	1,822	(475)	5,213	(16)	8,200
Net income	-	-	-	-	1,024	-	1,024	$1,024
Employee benefit plan adjustment in accordance with SFAS No. 158 (net of income tax expense of $17 million)	-	-	-	-	-	29	29	29
Comprehensive income								$1,053

Equity contribution	-	17	383	-	-	-	400
Tax benefit from employee stock plans	-	-	15	-	-	-	15
Common stock dividend	-	-	-	-	(509)	-	(509)
Preferred stock dividend	-	-	-	-	(14)	-	(14)
Adoption of FIN 48	-	-	-	-	(20)	-	(20)
Balance at December 31, 2007	258	1,415	2,220	(475)	5,694	13	9,125
Net income	-	-	-	-	1,199	-	1,199	$1,199
Employee benefit plan adjustment in accordance with SFAS No. 158 (net of income tax expense of $159 million)	-	-	-	-	-	(229)	(229)	(229)
Comprehensive income	-	-	-	-	-	-	-	$970
Equity contribution	-	4	266	-	-	-	270
Tax benefit from employee stock plans	-	-	4	-	-	-	4
Common stock dividend	-	-	-	-	(568)	-	(568)
Common stock cancelled	-	(97)	(159)	475	(219)	-	-
Preferred stock dividend	-	-	-	-	(14)	-	(14)
Balance at December 31, 2008	$258	$1,322	$2,331	$-	$6,092	$(216)	$9,787

Source:  PG&E Corporation and Pacific Gas and Electric Company’s Consolidated Financial Statements and Notes thereto included in PG&E Corporation and Pacific Gas and Electric Company's combined Annual Report on Form 10-K for the year ended December 31, 2008.